CHUBB                    EXECUTIVE PROTECTION POLICY         EXHIBIT 10.4(a)
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                                      DECLARATIONS

                                      EXECUTIVE PROTECTION POLICY

                                      Policy Number  8132-05-32B

                                      Federal Insurance Company, a stock
                                      insurance company, incorporated under
                                      the laws of Indiana, herein called the
                                      Company.


Item 1.      Parent Organization:

             ROUNDY'S,INC.

             23000 ROUNDY DRIVE
             PEWAUKEE, WISCONSIN
             53072

Item 2.      Policy Period:          From 12:01 A.M. on NOVEMBER 01, 1994
                                     To   12:01 P.M.    November 01, 1995
                                     Local time at the address shown in
                                     Item 1.

Item 3.      Coverage Summary
             Description
             -----------
             GENERAL TERMS AND CONDITIONS
             EXECUTIVE LIABILITY AND INDEMNIFICATION


Item 4.      Termination of
             Prior Policies:   8132-05-32A

THIS EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                            FEDERAL INSURANCE COMPANY


     HENRY A GULICK                           DEAN R OFFURE
 ---------------------------              --------------------------
       Secretary                                President


                                            JOHN S BAIN
                                          --------------------------
                                           Authorized Representative
 November 10, 1994
       Date



CHUBB                    EXECUTIVE PROTECTION POLICY
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                                             DECLARATIONS

                                             EXECUTIVE LIABILITY
                                             INDEMNIFICATION COVERAGE SECTION

Item 1.      Parent Organization:

             ROUNDY'S,INC.




Item 2.      Limits of Liability:

             (A)   Each Loss            $15,000,000.
             (B)   Each Policy Period   $15,000,000.

                   Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.      Coinsurance Percent:  NONE


Item 4.      Deductible Amount:

                   Insuring Clause 2       $   350,000.


Item 5.      Insured Organization:

             ROUNDY'S, INC.
             AND ITS SUBSIDIARIES

             RICHWOOD CARDINAL SUPERMARKET

Item 6.      Insured Persons:

             Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization, including Trustees and Advisory Committee.


Item 7.      Extended Reporting Period:

             (A)  Additional Premium:   25% OF THE ANNUAL PREMIUM
             (b)  Additional Period:    90 DAYS


Item 8.      Pending or Prior Date:  06-13-93


Item 9.      Continuity Date:  11-01-92